UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 7, 2007
PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

2200 Northern Boulevard, East Hills, NY	11548
(Address of principal executive offices)	(Zip Code)
(516) 484-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
On December 7, 2007, Pall Corporation (the “Company”) and the lenders under its $500 million five-year revolving credit facility entered into a second amendment and waiver of the aforementioned credit facility relating to the material understatement of the Company’s U.S. income tax payments and of its provision for income taxes in certain prior periods and its need to restate some or all of its financial statements for the affected periods, as described in the Company’s press releases and related reports on Form 8-K dated July 19, August 2, and September 25, 2007. The second amendment and waiver extends the period during which the Company must return to compliance with its financial reporting obligations until March 31, 2008 and replaces the first amendment and waiver which would have expired on December 31, 2007. The first amendment and waiver was described in the Company’s press release and related report on Form 8-K dated August 20, 2007. This Item 1.01 is qualified in its entirety by reference to the second amendment and waiver, which is attached hereto and incorporated by reference herein as Exhibit 10.
ITEM 2.02 Results of Operations and Financial Condition.
On December 10, 2007, Pall Corporation issued a press release announcing its preliminary unaudited condensed consolidated financial highlights for the first quarter ended October 31, 2007. A copy of the press release is furnished as Exhibit 99 to this report.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
10	Second Amendment and Waiver, dated as of December 7, 2007 to the Five-Year Credit Agreement, dated as of June 21, 2006, among Pall Corporation (the “Company”), the subsidiaries of the Company named on the signature pages thereto, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as facility agent for the Lenders, and J.P. Morgan Europe Limited, as London agent for the Lenders (filed pursuant to Item 1.01).

99	Press Release, dated December 10, 2007 (furnished pursuant to Item 2.02).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pall Corporation

	/s/	FRANCIS MOSCHELLA

December 11, 2007		Francis Moschella
Vice President – Corporate Controller
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

10	Second Amendment and Waiver, dated as of December 7, 2007 to the Five-Year Credit Agreement, dated as of June 21, 2006, among Pall Corporation (the “Company”), the subsidiaries of the Company named on the signature pages thereto, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as facility agent for the Lenders, and J.P. Morgan Europe Limited, as London agent for the Lenders (filed pursuant to Item 1.01).

99	Press Release, dated December 10, 2007 (furnished pursuant to Item 2.02).

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